BERWYN INCOME FUND

a series of THE BERWYN FUNDS













2000
SEMI-ANNUAL REPORT


Shareholders Services	a no load
c/o PFPC Inc.	mutual fund
P. O. Box 8821
Wilmington, DE  19899	(800) 992-6757






BERWYN INCOME FUND SEMI-ANNUAL REPORT



August 8, 2000					Net Asset Value Per Share:  $9.98



Dear Berwyn Income Shareholder:

The total return to shareholders of the Berwyn Income Fund (BIF) during the first half of 2000 was 1.42 percent versus 4.37 percent in the first half of 1999. The net asset value per share declined from $10.00 on December 31, 1999 to $9.73 on June 30, 2000.
Dividends of $0.20 and
$0.21 were paid from net investment income in March and in June, respectively.

Within the context of the overall activity in the bond and equity markets, BIF turned in a respectable performance in the first half. The bond markets, while volatile, began to recover after experiencing a dismal year in 1999. U.S. Treasury, AAA and AA rated corporate bond prices fluctuated widely because of the uncertainty surrounding the rapid economic expansion and the future of interest rates. Ultimately, investment grade bonds, as represented by the
Salomon Smith Barney Broad Investment Grade Bond Index, closed with a positive total return
of 3.92% for the half-year.   High yield bonds were treated more harshly.
Even though these
lower quality credits rallied in June, the total return for the Salomon Smith Barney High Yield
Composite Index was a negative 1.68% for the six months ending June 30th.

There was great concern amongst investors last year that the powerful economic expansion, in combination with a labor shortage, would lead to a surge in the inflation rate; hence, the weak bond market. No one knew to what level the Federal Reserve Board (FRB) would have to raise interest rates to slow the expansion to a sustainable pace. The FRB has raised short-term interest rates six times during the year ending June 30, 2000. The economic and inflation statistics released during the second quarter helped alleviate investors' concerns. They developed more confidence that the economy was not expanding uncontrollably, and that the FRB could relax its tightening stance. This contributed to stabilizing the bond markets in the first half of this year.

Perhaps even more relevant to the stabilization of the bond markets was the severe correction in the high technology sector of the stock market. Chairman Greenspan's concerns about the speculative valuations in this area have been widely discussed. The NASDAQ Index, heavily weighted in technology, fell 40.7% from its high of 5133 on March 10th to a low of 3043 on
May 24th. The correction in the NASDAQ did much to moderate the expectations of technology investors, and probably served to ease Chairman Greenspan's immediate worries about the consequences of the ongoing speculation.

Regarding the equity market, the Dow Jones Industrial Average (DJIA) and the Standard &
Poor's 500 Index (S&P) performed poorly in the first half. The total returns for these indices were both negative, 8.45 and 0.42 percent, respectively. Our one benchmark with equity exposure, the Lipper Income Fund Index, is an index comprised of mutual funds, some of which are heavily weighted with blue chip stocks selling at high price to earnings ratios. The first half total return for this index was 1.97 percent. The stock portion of BIF has little exposure to high technology and other stocks in the high growth/ high P/E category. Rather, it consists primarily of small, out-of-favor companies selling at low P/E's, with a strong representation in high dividend-paying real estate investment trusts and utilities. We believe that the stock portion of the portfolio is defensive, yet has the potential for substantial capital gains.

The composition of BIF's investments by asset class as of June 30, 2000 is as follows:

       Dividend-paying Common Stocks     28.71%
       Corporate Bonds                   36.50
       Convertible Bonds                 21.88
       Convertible Preferred Stock        9.46
       Preferred Stocks                   3.45

The weighted average maturity of the bonds in the portfolio is 9.8 years. The duration of the bonds is 5.6 years. The credit quality of the bonds, constituting 58.38% of the portfolio, is as follows: investment grade, 30.65 percent; rated less than investment grade, 17.86; and, not rated,
9.87 percent.

The five sectors of the economy with the largest representation at mid-year were:

Industrial Basic Materials	     19.89%
Consumer Cyclicals       		     14.69
Energy			                       13.77
Financial                       13.69
Capital Goods                   12.38

BIF's ten largest holdings at mid-year are listed below:

Company
Security
Percent



Chase Manhattan
7.125% due 2/01/07
4.20
Dixie Group
7.00% due 5/15/12
4.10
Callon Petroleum
Preferred stock
4.00
Ford
6.375% due 11/05/08
4.00
IMC Global
7.30% due 1/15/28
3.90
Trans Lux
7.50% due 12/01/06
3.90
Impala Platinum
Common stock
3.60
Ashland Oil
8.23% due 2/26/07
3.30
Cyprus Amax
7.375 % due 5/15/07
3.10
Standard Commercial
7.25% due 3/31/07
3.00



At mid-year, the total net assets in BIF were approximately $46 million. The annualized expense ratio was 0.90 percent.

In the BIF 1999 Annual Report, we discussed how investors have been conditioned by the long-term bull market in blue chip stocks to favor growth and momentum style investments. This is demonstrated by their willingness to pay unprecedentedly high price-to-earnings ratios for common stocks as represented by the major averages. In the past two and one-half years, there has been a relatively narrow focus, namely on the high growth technology and Internet areas, which have performed extremely well. Most other investments, perceived to have limited growth prospects or to be defensive in nature, have languished.

While the preference for growth began with meaningful fundamental developments in our domestic and world economies, it appears to have reached such an extreme as to have created huge excesses and imbalances in the financial markets. In our opinion, investors have become complacent about the risks inherent in stock investing, and appear to lack an appreciation for the safety and high real interest rates available in defensive alternatives such as Treasury and corporate bonds. It is our belief that for investors seeking income and the potential for capital gains with little downside risk, these imbalances have created opportunity.

Going forward we anticipate continued volatility and disappointment in the overpriced areas of the stock market. Concurrently, we expect greater consideration for neglected areas of the financial markets. The financial markets function to allocate capital to achieve the highest returns in accordance with risk. When serious imbalances occur, it may take months or years to correct. What we have seen in the first half, that is, the stabilization of the bond market and the correction in the NASDAQ, could be an early step in a long process. Other neglected defensive sectors, which demonstrated improved performance in the first half, include REITs and utilities.
For example, Otter Tail Power (OTTR), the mid-western utility mentioned in the first quarter report, appreciated in price 10.5 percent during the first six months of the year. (OTTR was 2.4 percent of the total BIF portfolio on June 30, 2000.)

Disinflation continues to be a powerful force in the world economy, fostered by international competition and technology. In this environment the high real rates of return on investment grade corporate bonds are extremely attractive. Even though the strong economy is exerting pressure towards higher interest rates in the near term, corporate bonds still seem undervalued.
Given the potential for an economic slowdown and/or a significant stock market correction, we continue to think it appropriate to expand the proportion of investment grade corporate bonds in coming months.

While the primary purposes of BIF are to generate income and preserve capital, we are also striving for an attractive total return. Within the BIF portfolio, carefully selected high yield bonds have the potential for ratings upgrades. Companies such as Hilton Hotels and Tenet
Healthcare should benefit from their sound business strategies in a healthy consumer environment. Many of the investments in the common stock, convertible preferred stock and convertible bond portion of the portfolio are in economically sensitive areas that should improve in line with the global economic recovery. Examples of these would be Impala Platinum and
Robbins & Myers. It is our opinion that we are in the early stages of a worldwide economic recovery and are positioned to realize ongoing benefits.

Sincerely,



Edward A. Killen					Robert E. Killen
Portfolio Manager					President





























Note:  	Returns for Berwyn Income Fund are net of all expenses, advisory fees and commission
charges and include the reinvestment of dividends and interest (total return). All index returns listed herein also include the reinvestment of dividends and interest (total return). The investment return and the principal value of an investment in BIF will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



BERWYN INCOME FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000
(Unaudited)


Assets:
Investments in Securities, at Market Value	$45,204,306
	(Cost $53,411,465) (Note 2)
Receivables:
	Interest			585,304
	Dividends			96,670
	Investment Securities Sold	     515,772

			Total Assets	46,402,052

Liabilities:
Payable to Custodian	253,905
Accrued Expenses	14,041
Investment Advisory Fee Payable	       19,098

			Total Liabilities	       287,044


Net Assets:  (1)
Applicable to 4,740,322 Outstanding Shares of
	Common Stock, $1.00 Par Value
	(Authorized 20,000,000 Shares)	$46,115,008

Net Asset Value, Offering Price and Redemption
	Price Per Share  ($46,115,008 / 4,740,322
		Outstanding Shares)		$         9.73

(1) On June 30, 2000 Net Assets consisted of the following:
	Common Stock, Par Value $1.00	4,740,322
	Paid-in Capital	58,367,602
	Undistributed Net Investment Income	316,030
	Accumulated Net Realized Capital Loss	(9,101,787)
	Net Unrealized Depreciation of Investment Securities	(8,207,159)

					$46,115,008


The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 2000
(Unaudited)



Investment Income:
	Interest	$1,498,606
	Dividends	774,822

	Total Investment Income		$2,273,428

Expenses:
	Investment Advisory Fee (Note 3)	125,327
	Transfer Agent	17,911
	Custodian	14,607
	Professional Fees	22,597
	Registration Fees	15,950
	Directors' Fees	1,600
	Printing Costs	8,446
	Office Expenses	8,738
	Insurance	6,143
	Taxes (Other than Income Tax)	       2,757

		Total Expenses		   224,076

Net Investment Income		2,049,352


Realized and Unrealized Gain on Investments:
	Net Realized Loss from Sales of Securities		(4,973,527)

	Net Change in Unrealized Appreciation
		on Investment Securities		3,608,540

	Net Realized and Unrealized Gain on Investments		(1,364,987)

Net Increase in Net Assets Resulting from Operations		$684,365





The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

			Six Months	Six Months
	Ended	Ended
	    06/30/00   	   06/30/99
Increase in Net Assets from Investment Activities:
	 Net Investment Income	$2,049,352	$2,243,940
	 Net Realized Loss from Sales of Securities	(4,973,527)	(2,409,026)
	 Change in Net Unrealized Appreciation/Depreciation
	     on Investment Securities	 3,608,540	    3,623,680
	 Net Increase in Net Assets Resulting
		     from Operations	     684,365	    3,458,594

Distributions to Shareholders:
	 From Net Investment Income	(1,991,922)	  (2,742,652)
 Capital Share Transactions:  (1)
	 Net Proceeds from Sales of Shares	10,870,149	15,183,318
	 Cost of Shares Redeemed	(22,343,363)	(46,915,787)
	 Distributions Reinvested	  1,555,161	2,163,941

		 Net Decrease in Net Assets from
		     Capital Share Transactions	 (9,918,053)	(29,568,527)


		 Total Decrease in Net Assets	(11,225,610)	(28,852,585)

Net Assets:
	 Beginning of Period	57,340,618	103,623,570

	 End of Period (Including Undistributed Net
	     Investment Income of $316,030 and
	     $1,663,558 at June 30, 2000 and 1999,
	     respectively)	$46,115,008	$74,770,985

 (1) Shares Issued and Redeemed:
    Shares Sold	1,105,825	1,410,485
    Shares Redeemed	(2,260,094)	(4,359,964)
    Shares Reinvested	    159,014	    203,143

			(995,255)	(2,746,336)


The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
A SERIES OF THE BERWYN FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
(Unaudited)



			SIX MONTHS
			ENDED		YEAR ENDED

06/30/00      	12/31/99	12/31/98 	12/31/97	12/31/96	12/31/95

Net Asset Value, Beginning of Period	$10.00	$10.72	$12.51
	$12.31	$11.95	$10.75
			______	______	______	______	______
	______
Income from Investment Operations:
	Net Investment Income	0.40	0.91	0.90	0.77	0.76	0.73
	Net Realized and Unrealized Gains
		(Losses) on Securities	(0.26)	(0.81)	(1.44)	0.84
	0.87	1.48
			 ______	______	______	______	______
	______

			Total from Investment Operations	0.14	0.10	(0.54)
	1.61	1.63	2.21
				______	______	______	______	______
	______
Less Distributions:
	From Net Investment Income	(0.41)	(0.82)	(0.92)	(0.77)
	(0.80)	(0.70)
	From Net Realized Gains	(0.00)	(0.00)	(0.15)	(0.64)
	(0.47)	(0.31)
	From Capital	(0.00)	(0.00)	(0.18)	(0.00)	(0.00)
	(0.00)
			______	______	______	______	______
	______
			Total Distributions	(0.41)	(0.82)	(1.25)
	(1.41)	(1.27)	(1.01)
				______	______	______	______	______
	______

Net Asset Value, End of Period	9.73	$10.00	$10.72	$12.51
	$12.31	$11.95



			Total Return	1.42%	0.83%	(4.57%)	13.36%	13.99%
	21.0%

Ratios/Supplemental Data:
	Net Assets, End of Period (000)	$46,115	$57,341	$103,624
	$180,823	$137,166	$119,552

	Ratio of Expenses to Average
		Net Assets	0.90%*	0.77%	0.66%	0.65%	0.68%	0.73%
	Ratio of Net Investment Income to
		Average Net Assets	8.16%*	6.92%	6.27%	6.15%	6.35%	6.78%

	Portfolio Turnover Rate	14%*	7%	31%	53%	38%	39%

*Annualized

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF INVESTMENTS
JUNE 30, 2000


Number of
    Shares    	                        COMMON STOCKS  -  28.1%		Value*

		BANKING - 0.7%
	19,700	First Essex Bancorp, Inc.	$   313,969

		COMMERCIAL PRINTING - 2.3%
	30,148	Courier Corp.	851,680
	28,500	Ennis Business Forms	     228,000
				1,079,680
		DIVERSIFIED MANUFACTURING - 0.9%
	47,851	Lindberg Corp.	334,957
	15,900	Synalloy Corp.	      105,338
			   440,295
		FOREST & PAPER PRODUCTS - 0.8%
	7,300	Greif Brothers Corp.	224,019
	2,215,148	Repap Enterprises, Inc.	      137,339
			      361,358
		MANUFACTURED HOUSING - 0.4%
	31,300	Patrick Industries, Inc.	      195,625

		MACHINERY MANUFACTURER - 0.6%
	25,700	Hardinge, Inc.	      271,456

		METALS & MINING INDUSTRY - 3.8%
	3,600	Cleveland-Cliffs Inc.	92,925
	44,416	Impala Platinum Holdings Limited	1,652,225
			1,745,150
		OIL & GAS EXPLORATION & PRODUCTION - 2.4%
	11,000	Berry Petroleum Co.	187,000
	163,511	Ranger Oil Ltd.	   899,310
			1,086,310


The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
STATEMENT OF INVESTMENTS (Continued)


Number of
    Shares    	                     COMMON STOCKS (Continued)		Value*

		REAL ESTATE INVESTMENT TRUST - 7.6%
	10,500	First Industrial Realty Trust, Inc.	$     309,750
	42,150	Hospitality Property Trust	951,009
	34,500	Mid-America Apartment Communities, Inc.	828,000
	3,000	Prologis Trust	63,938
	77,700	Town & Country Trust	    1,335,468
			  3,488,165
		STEEL & STEEL PRODUCTS - 0.3%
	17,158	AK Steel Holding Corp.	     137,264

		TEXTILE INDUSTRY - 0.2%
	27,402	Dixie Group, Inc.	     106,183

		TRANSPORTATION INDUSTRY - 2.6%
	113,400	Anangel-American Shipholding - SP  ADR	531,563
	35,700	Stolt-Nielsen S.A. ADR	          638,137
			    1,169,700
		UTILITIES - 5.5%
	3,000	Hawaiian Electric Industries	98,438
	32,200	Laclede Gas Co.	619,850
	53,900	Otter Tail Power Co.	  1,121,794
	42,100	Sempra Energy	    715,700
			 2,555,782

TOTAL COMMON STOCKS (Cost $13,123,889)	12,950,937


		                     PREFERRED STOCKS  -  12.7%

		FOOD PROCESSING - 0.4%
	13,500	Chiquita Brands International, Inc.  PFD  Series A  CV
189,000




The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
STATEMENT OF INVESTMENTS (Continued)


Number of
    Shares    	                   PREFERRED STOCKS (Continued)		Value*

		METALS & MINING INDUSTRY - 3.5%
	20,700	Battle Mountain Gold Co.  PFD  CV $325	$     610,650
	28,400	Freeport McMoran Copper & Gold  PFD A  CV  0.05 SH
	378,075
	15,600	Freeport McMoran Copper & Gold  PFD D	187,200
	23,120	Hecla Mining  PFD B  CV	    445,060
			 1,620,985
		OIL & GAS EXPLORATION  & PRODUCTION - 5.0%
	52,165	Callon Petro Co.  PFD A  CV	1,851,857
	13,800	Western Gas Resources, Inc.  PFD  CV	    470,063
			 2,321,920
		REAL ESTATE INVESTMENT TRUST - 3.0%
	16,500	First Industrial Realty  PFD A	393,938
	29,100	Mid America Apt. Communities  PFD A	     567,450
	20,000	Prologis Trust	    410,000
			 1,371,388
		STEEL & STEEL PRODUCTION - 0.8%
	19,567	Bethlehem Steel Corp.  3.5%  PFD  CV	    352,206


TOTAL PREFERRED STOCKS  (Cost $7,864,190)	5,855,499


      Face
   Amount	                    CORPORATE BONDS  -  57.2%

		AUTO & AUTOMOTIVE PARTS - 4.2%
$	2,027,000	Ford  6.375%  11/05/08	1,849,450
	135,000	Mascotech, Inc. 4.5% 12/15/03	   100,744
			1,950,194

		BANKING - 4.3%
	2,000,000	Chase Manhattan  7.125%  02/01/07 	1,941,882
	20,000	Nations Bank Corp.  6.375%  02/15/08	     18,289
			1,960,171
		CHEMICAL INDUSTRY - 3.9%
	2,130,000	IMC Global Inc.  7.30%  01/15/28	1,805,171


The accompanying notes are an integral part of these financial statements.


BERWYN INCOME FUND
STATEMENT OF INVESTMENTS (Continued)


      Face
   Amount	                  CORPORATE BONDS (Continued)		Value*

		DIVERSIFIED FINANCIAL SERVICES - 0.8%
$	400,000	Advanta Corp.	$   387,562

		DRUGSTORE - 1.3%
	3,014,000	Drug Emporium, Inc.  7.75%  CV  10/01/14	  602,800

		ELECTRICAL EQUIPMENT - 2.2%
	1,000,000	Emerson Electric	1,028,087

		ELECTRONICS - 6.9%
	1,243,000	Kollmorgen Corp.  8.75%  CV  05/01/09	1,232,124
	171,000	Kent Electronics  4.5%  09/01/04	151,976
	2,224,000	Trans-Lux Corp.  7.5%  CV  12/01/06	1,809,780
			3,193,880
		FINANCE INDUSTRY - 0.0%
	20,000	General Motors Acceptance Corp.  5.875%  01/22/03
19,250

		FOREST & PAPER PRODUCTS - 2.8%
	750,000	Georgia Pacific  7.25%  06/01/28	643,496
	30,000	Georgia Pacific  7.375%  12/01/25	26,176
	727,000	Stone Container Corp.  6.75%  CV  02/15/07	   583,418
			1,253,090
		HEALTH CARE - 2.8%
	1,300,000	Omnicare, Inc. 5%  12/01/07	  874,250
	455,000	Tenet Health Care 8% 1/15/05	   436,800
			1,311,050
		HOTEL - 0.0%
	20,000	Hilton Hotels 5% 5/15/06	    15,800

		MACHINERY MANUFACTURING - 1.4%
	670,000	Robbins & Myers  6.5% CV 09/01/03	  653,250

		METALS AND MINING - 3.5%
	500,000	Campbell Resources, Inc. 7.5% CV 7/20/04	  185,625
	1,500,000	Cypress Amax Minerals Co. 7.375% 05/15/07	1,437,660
			1,623,285



The accompanying notes are an integral part of these financial statements.



BERWYN INCOME FUND
STATEMENT OF INVESTMENTS (Continued)


      Face
   Amount		                   CORPORATE BONDS  (Continued)		Value*

		OFFICE EQUIPMENT - 2.4%
$1,250,000	XEROX Corp.  8%  02/01/27	$  1,080,339
	25,000	XEROX Corp.  8.125%  04/15/02 	       25,176
			  1,105,515
		OIL & GAS - 4.9%
	1,500,000	Ashland Oil, Inc.  8.23%  02/26/07	1,499,601
	700,000	Gulf Canada Resources Ltd.  9.625%  07/01/05
712,250
			  2,211,851
		OIL & GAS EXPLORATION & PRODUCTION - 1.3%
	600,000	Swift Energy  6.25%  CV  11/15/06	     580,500

		RETAIL INDUSTRY - 2.4%
	1,524,000	Dairy Mart Stores  10.25%  03/15/04	  1,112,520

		TELECOMMUNICATIONS INDUSTRY - 1.6%
	750,000	GTE  7.51%  04/01/09	     738,435

		TEXTILE - 4.0%
	2,994,000	Dixie Group, Inc.  7%  CV  05/05/12	  1,856,280

		TOBACCO - 3.0%
	2,329,000	Standard Commercial Corp.  7.25%  CV  03/31/07	  1,391,578

		TRANSPORTATION - 1.5%
	1,000,000	Transportacion Maritima Mexicana SA  10%  11/15/06
680,000

		UTILITY - 2.0%
	1,000,000	Consolidated Edison  6.25%  02/01/08	      917,507


TOTAL CORPORATE BONDS (Cost $32,402,050)	26,397,776






The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
STATEMENT OF INVESTMENTS (Continued)


Number of
   Shares    		                                WARRANTS - 0%
	Value*
	6,000	IMC Global, Inc.	$        94

TOTAL WARRANTS (Cost $21,336)	       94


TOTAL INVESTMENTS (Cost $53,411,465) - 98.0%	45,204,306


OTHER ASSETS IN EXCESS OF LIABILITIES - 2.0%	  910,702


NET ASSETS - 100%	$46,115,008












__________________________________________
	*	See Note 2 to the Financial Statements.
	**	Considered to be an affiliate under the Investment Company Act of
1940
	ADR	American Depositary Receipt
	CV	Convertible Security
	PFD	Preferred Stock
	SP	Sponsored



The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
A SERIES OF THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000



NOTE 1 - ORGANIZATION

The Berwyn Funds is a Delaware Business Trust registered under the Investment Company Act of 1940, as amended, as an open-end management company. Berwyn Income Fund (the Fund) is a portfolio series of The Berwyn Funds.

The Fund's investment objective is to provide investors with current income while seeking to preserve capital. Certain of the Fund's investments are in corporate debt instruments; the issuers' ability to meet these obligations may be affected by economic developments in their respective industries.


NOTE 2 - ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation:	Securities listed on a national securities exchange
are valued at the last
quoted sales price. Securities not traded on the valuation date and securities not listed are valued at the last quoted bid price. Short-term investments are valued at amortized cost which approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

Federal Income Taxes:   The Fund intends to continue to qualify as a regulated
investment
company and distribute all of its taxable income and otherwise comply with the provisions of the
Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income tax is required in the financial statements.

Securities Transactions and Investment Income:   Securities transactions are
accounted for on
the date the securities are purchased or sold. Costs used in determining realized gains and losses on sales of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded using the accrual method. Discounts and premiums on debt securities purchased are amortized to interest income over the lives of the respective securities.

Distributions to Shareholders:   Dividends from net investment income are paid
quarterly to
the shareholders. Distributions of net realized capital gains, if any, are paid at least annually to the shareholders. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are adjusted to reflect their tax treatment in the period the differences arise.


NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY
	     TRANSACTIONS

Under the terms of the investment advisory agreement, the Fund has agreed to pay The Killen
Group, Inc. (the "Investment Adviser") an investment advisory fee at an annual rate of .50% of the Fund's average daily net assets. The Investment Adviser and the Directors and Officers of the Investment Adviser, together with their families, owned 169,538 shares of the Fund at June
30, 2000.

During the period ended June 30, 2000, the Fund paid $45,768 in commissions to Berwyn
Financial Services, a brokerage company affiliated with the Investment Adviser, to execute certain portfolio transactions.


NOTE 4 - SECURITY TRANSACTIONS

During the period ended June 30, 2000, the Fund made purchases of $3,241,654 and sales of
$14,782,250 of investment securities other than short-term securities and U.S. Government securities.

Cost of securities owned at June 30, 2000 and the net realized gains or losses on securities sold for the period then ended for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes.

At June 30, 2000, net unrealized depreciation for financial reporting and Federal income tax purposes aggregated $8,207,159 of which $3,053,999 related to appreciated securities and
$11,261,158 related to depreciated securities.






Notes
  Effective January 1, 1998, the Fund began to amortize premiums and accrete discounts to interest income over the life of the bonds.
The effect of this change in accounting principle for the year ended December 31, 1998 is to increase per share net income by $0.04 and the ratio of net investment income to average net assets by 0.3%.